Exhibit 10.1

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

AUSTRALIA

Notifications

Securities Law Notification. If Grantee acquires shares of Common Stock under the Plan and offers the Common Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Grantee should obtain legal advice regarding any applicable disclosure obligations prior to making any such offer.

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

BRAZIL

Terms and Conditions

Compliance with Law. By accepting the Award of Restricted Stock Units, Grantee acknowledges his or her agreement to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the vesting of the Restricted Stock Units, the sale of shares of Common Stock acquired under the Plan and the receipt of any dividends.

Notifications

Exchange Control Information. If Grantee is resident or domiciled in Brazil, he or she will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than U.S.$100,000. Assets and rights that must be reported include shares of Common Stock.

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

CHINA

Terms and Conditions

Conversion of Units and Issuance of Shares. The following provisions supplement Section 4 of the Agreement.

Grantee acknowledges that the Restricted Stock Units may be settled in shares of Common Stock or in cash, at the sole discretion of the Company and subject to any applicable regulatory requirements.

To facilitate compliance with applicable laws or regulations in China, Grantee agrees and acknowledges that the Company and/or the Company’s designated broker is entitled to (a) immediately sell all shares of Common Stock issued to Grantee upon vesting of the Restricted Stock Units (on Grantee’s behalf pursuant to this authorization), either at the time the Restricted Stock Units vest or when Grantee ceases employment with the Employer, the Company or an Affiliate, or (b) require that any shares of Common Stock acquired under the Plan be held with a broker designated by the Company until the shares of Common Stock are sold. Grantee acknowledges that the Company and/or the Company’s designated broker are under no obligation to arrange for the sale of the shares of Common Stock at any particular price. In any event, when the shares of Common Stock acquired under the Plan are sold, the proceeds of the sale of the shares of Common Stock, less any applicable Tax-Related Items and broker’s fees or commissions, will be remitted to Grantee in accordance with applicable exchange control law and regulations, as further described below.

Exchange Control Requirements. Grantee understands and agrees that, if he or she is subject to exchange control laws in China, Grantee will be required to repatriate the cash proceeds from the sale of the shares of Common Stock acquired under the Plan to China. Grantee further understands that, under local law, such repatriation of the cash proceeds may need to be effectuated through a special exchange control account established by the Company, an Affiliate or the Employer, and Grantee hereby consents and agrees that any cash proceeds from the sale of shares of Common Stock acquired under the Plan may be transferred to such special account prior to being delivered to Grantee. The proceeds may be paid to Grantee in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid to Grantee in U.S. dollars, Grantee understands that he or she will be required to set up a U.S. dollar bank account in China so that the proceeds may be deposited into this account. If the proceeds are paid to Grantee in local currency, Grantee acknowledges that the Company is under no obligation to secure any particular exchange conversion rate and the Company may face delays in converting the proceeds to local currency due to exchange control restrictions. Grantee agrees to bear any currency fluctuation risk between the time the shares of Common Stock are sold and the time the proceeds are distributed to Grantee. Grantee further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

FRANCE

Terms and Conditions

Consent to Receive Information in English. By accepting the Award, Grantee confirms having read and understood the Plan and Agreement, including all terms and conditions included therein, which were provided in the English language. Grantee accepts the terms of those documents accordingly.

En acceptant cette attribution, Bénéficiaire confirme avoir lu et compris le Plan et les Contrat y relatifs, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Bénéficiaire accepte les dispositions de ces documents en connaissance de cause.

Notifications

Exchange Control Notification. Grantee may hold shares of Common Stock acquired under the Plan outside of France provided that Grantee declares all foreign accounts (including any accounts that were opened or closed during the tax year) on Grantee’s annual income tax return. Furthermore, Grantee must declare to the customs and excise authorities any cash or securities Grantee imports or exports without the use of a financial institution when the value of the cash or securities exceeds a certain threshold which is set annually (€10,000 for 2013).

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

GERMANY

Notifications

Exchange Control Notification. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank.

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

INDIA

Notifications

Exchange Control Notification. Any proceeds from the sale of shares of Common Stock acquired under the Plan and any cash dividends received in connection with the Plan must be repatriated to India and converted into local currency within ninety (90) days of receipt. A foreign inward remittance certificate (“FIRC”) will be issued by the bank where the foreign currency is deposited. Grantee should maintain the FIRC as evidence of the repatriation of the proceeds in the event the Reserve Bank of India or the Employer requests proof of repatriation.

Foreign Assets Reporting Notification. Grantee is required to declare foreign bank accounts and any foreign financial assets (including shares of Common Stock held outside India) in his or her annual tax return.

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

IRELAND

Notifications

Director Notification Obligation. If Grantee is a director, shadow director1 or secretary of the Company’s Irish Affiliate, he or she must notify the Irish Affiliate in writing within five (5) business days of receiving or disposing of an interest in the Company (e.g., Restricted Stock Units, shares of Common Stock, etc.), or within five (5) business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).

[1]

A shadow director is an individual who is not on the board of directors of the Irish Affiliate but who has sufficient control so that the board of directors of the Irish Affiliate acts in accordance with the directions or instructions of the individual.

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

JAPAN

Notifications

Foreign Assets Reporting Notification. Grantee will be required to report details of any assets held outside of Japan as of December 31st (including any shares of Common Stock acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15th each year, beginning with March 15, 2013 for assets held outside of Japan as of December 31, 2012. Grantee should consult with his or her personal tax advisor as to whether the reporting obligation applies to Grantee and whether Grantee will be required to report details of his or her outstanding Restricted Stock Units, as well as shares of Common Stock, in the report.

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

NEW ZEALAND

No country-specific provisions.

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

SINGAPORE

Notifications

Securities Law Notification. The Award is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Grantee should note that the Award is subject to section 257 of the SFA and Grantee will not be able to make (i) any subsequent sale of shares of Common Stock in Singapore or (ii) any offer of such subsequent sale of shares of Common Stock subject to the Award in Singapore, unless such sale or offer in Singapore is made pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA.

Director Notification Obligation. If Grantee is a director, associate director or shadow director2 of the Company’s Singapore Affiliate, Grantee is subject to certain notification requirements under the Singapore Companies Act, regardless of whether Grantee is a Singapore resident or employed in Singapore. Among these requirements is an obligation to notify the Company’s Singapore Affiliate of an interest in the Company (e.g., Restricted Stock Units, shares of Common Stock, etc.) or a related company within two business days of (i) acquiring or disposing of such interest in the Company, (ii) any change in a previously disclosed interest in the Company (e.g., acquisition of shares of Common Stock pursuant to the Award, sale of shares of Common Stock), or (iii) becoming a director, associate director or shadow director of the Company’s Singapore Affiliate if such an interest exists at the time.

[2]

A shadow director is an individual who is not on the board of directors of the Singapore Affiliate but who has sufficient control so that the board of directors acts in accordance with the directions or instructions of the individual.

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

TAIWAN

Notifications

Securities Law Notification. The Award of Restricted Stock Units and the shares of Common Stock to be issued pursuant to the Plan are available only for eligible employees of the Company and its Affiliates. The Award is not a public offer of securities by a Taiwanese company.

Exchange Control Notification. Grantee may acquire and remit foreign currency (including proceeds from the sale of shares of Common Stock) into and out of Taiwan up to US$5,000,000 per year. If the transaction amount is TWD$500,000 or more in a single transaction, Grantee must submit a Foreign Exchange Transaction Form and also provide supporting documentation to the satisfaction of the remitting bank.

APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and/or the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.

Notifications

This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of January 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, or if Grantee transfers employment or residency to another country after the Award of Restricted Stock Units to Grantee, the information contained herein may not be applicable to Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Grantee in such circumstances.

UNITED KINGDOM

Terms and Conditions

Conversion of Units and Issuance of Shares. This provision supplements Section 4 of the Agreement.

Notwithstanding any discretion or anything to the contrary in the Plan and/or the Agreement, the Award does not provide any right for Grantee to receive a cash payment and the Restricted Stock Units will be settled in shares of Common Stock only.

Tax Obligations. This provision supplements Section 6 of the Agreement:

If payment or withholding of the income tax due in connection with the Award is not made within ninety (90) days of the event giving rise to the income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by Grantee to the Employer, effective on the Due Date. Grantee agrees that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 6 of the Agreement. Notwithstanding the foregoing, if Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), Grantee will not be eligible for such a loan to cover the income tax liability. In the event that Grantee is such a director or executive officer and the income tax is not collected from or paid by Grantee by the Due Date, the amount of any uncollected income tax may constitute a benefit to Grantee on which additional income tax and national insurance contributions will be payable. Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer (as applicable) for the value of any national insurance contributions due on this additional benefit.

Joint Election. As a condition of Grantee’s participation in the Plan and the vesting of the Restricted Stock Units, Grantee agrees to accept any liability for secondary Class 1 national insurance contributions which may be payable by the Company and/or the Employer in connection with the Restricted Stock Units and any event giving rise to Tax-Related Items (the “Employer’s Liability”). To accomplish the foregoing, Grantee agrees to execute the following joint election with the Company, the form of such Joint Election being formally approved by HMRC (the “Joint Election”), and any other required consent or elections. Grantee further agrees to execute such other joint elections as may be required between Grantee and any successor to the Company and/or the Employer. Grantee further agrees that the Company and/or the Employer may collect the Employer’s Liability from Grantee by any of the means set forth in Section 6 of the Agreement.

If Grantee does not enter into the Joint Election prior to the vesting of the Restricted Stock Units, Grantee will forfeit the Restricted Stock Units and any shares of Common Stock that have been issued will be returned to the Company at no cost to the Company, without any liability to the Company and/or the Employer.

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

Restricted Stock Units

for Employees in the United Kingdom

FORM OF ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY

CLASS 1 NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE

1.	Parties

This Election is between:

(A)	[Insert name of Employee] (the “Employee”), whose National Insurance number is [ ], who is employed by one of the employing companies listed in the attached schedule (the “Employer”), and who is eligible to receive restricted stock units pursuant to the terms and conditions of the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”), and

(B)	Emulex Corporation, of 3333 Susan Street, Costa Mesa, CA 92626, U.S.A. (the “Company”) which may grant restricted stock units under the Plan and is entering this Election on behalf of the Employer.

2.	Purpose of Election

2.1	This Election relates to the Employer’s secondary Class 1 national insurance contributions (the “Employer’s Liability”) which may arise on the occurrence of a “Taxable Event” pursuant to section 4(4) (a) of the Social Security Contributions and Benefits Act 1992, including:

(i)	the acquisition of securities pursuant to the restricted stock units, including any dividend equivalents paid out in securities of the Company (pursuant to section 477(3)(a) ITEPA); and/or

(ii)	the assignment or release of the restricted stock units in return for consideration (pursuant to section 477(3)(b) ITEPA); and/or

(iii)	the receipt of a benefit in connection with the restricted stock units other than a benefit within (i) or (ii) above (pursuant to section 477(3)(c) ITEPA).

In this Election, ITEPA means the Income Tax (Earnings and Pensions) Act 2003.

2.2	This Election is made in accordance with paragraph 3B(1) of Schedule 1 to the Social Security Contributions and Benefits Act 1992.

2.3	This Election applies to all restricted stock units granted to the Employee under the Plan, including any dividend equivalents paid out in securities of the Company with respect to the restricted stock units, on or after [insert date] up to the termination date of the Plan.

2.4	This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the Social Security Contributions and Benefits Act 1992, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5	This Election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of ITEPA 2003 (employment income: securities with artificially depressed market value).

3.	The Election

The Employee and the Company jointly elect that the entire liability of the UK Employer to pay the Employer’s Liability on the Taxable Event is hereby transferred to the Employee. The Employee understands that by signing this Election, he or she will become personally liable for the Employer’s Liability covered by this Election.

4.	Payment of the Employer’s Liability

4.1	Notwithstanding that pursuant to this Election the Employer’s Liability is transferred to the Employee, the Employee authorises the Employer, and the Employer agrees, to remit the Employer’s Liability to Her Majesty’s Revenue & Customs (“HMRC”) on behalf of the Employee. The Employee agrees to pay to the Employer the Employer’s Liability on demand at any time on or after the Event.

4.2	Without limitation to Clause 4.1 above, the Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time on or after the Taxable Event:

(i)	directly from the Employee by payment in cash or cleared funds; and/or

(ii)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the restricted stock units; and/or

(iv)	through any other method set forth in the Restricted Stock Unit Award Agreement entered into between the Employee and the Company.

4.3	The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee until full payment of the Employer’s Liability is received.

5.	Duration of Election

5.1	The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	such time as both the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HMRC withdraws approval of this Form of Election; or

(iv)	on the date the Election ceases to have effect in accordance with its terms in respect of any outstanding restricted stock units granted under the Plan.

In signing this Election, both the Employer and the Employee agree to be bound by its terms as stated above.

Signed by [Insert name of Employee]

The Employee

Date

Signed for and on behalf of Emulex Corporation

[Insert name and title of signatory]
Emulex Corporation
[Insert Date]

Schedule to Form of Election – Employing Companies

The Employing Companies to which this Form of Election relates are:

Emulex Limited

Registered Office:	Trinity Court, Molly Millars Lane, Wokingham,
Berkshire, RG41 2PY, UK
Company Number:	5942715
Corporation Tax District:	Reading
Corporation Tax Reference:	610 28946 09952
PAYE District:	Kent
PAYE Reference:	577/BA13319

Endace Europe Limited

Registered Office:	Squires House, 205A, High Street, West
Wickham, Kent, BR4 0PH, UK
Company Number:	4834114
Corporation Tax District:	083
Corporation Tax Reference:	529 14511 09540
PAYE District:	083 / HZ57790
PAYE Reference:	083 H25770